UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2017 (November 27, 2017)

AMERICAN SOFTWARE, INC.

(Exact Name of Registrant as Specified in Charter)

Commission File Number 000-12456

Georgia	58-1098795
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

470 East Paces Ferry Road, NE, Atlanta, Georgia 30305

(Address of principal executive offices)

(404) 261-4381

Registrant’s telephone number, including area code

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 8.01 OTHER EVENTS.

On November 27, 2017, Logility, Inc., a wholly-owned subsidiary of American Software, Inc., issued a press release announcing that it completed the acquisition of privately-held Halo Business Intelligence, a San Diego-based supplier of advanced analytics and business intelligence solutions for the supply chain market. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release of Logility, Inc., November 27, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2017

AMERICAN SOFTWARE, INC.
(Registrant)

By:	/s/ Vincent C. Klinges
Name: Vincent C. Klinges
Title: Chief Financial Officer